AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

This AMENDMENT NO. 1, dated as of August 8, 2011 (this “Amendment”) amends that certain SECURITIES PURCHASE AGREEMENT, dated as of June 30, 2011 (as amended hereby, the “Securities Purchase Agreement”), by and between NET TALK.COM (the “Company”) and VICIS CAPITAL MASTER FUND (the “Purchaser”).

RECITALS

WHEREAS, Company and Purchaser entered into that certain Securities Purchase Agreement pursuant to which Purchaser acquired, among other securities: (i) a 12% Senior Secured Debenture in the principal amount of $5,266,130 (as such debenture may be amended, restated, supplemented or otherwise modified from time to time, the “New Debenture”) and (ii) Series E Common Stock Purchase Warrants (the “Series E Warrants”) to purchase an aggregate of 22,064,520 shares of Common Stock of the Company at an initial exercise price of $0.50 per share; and

WHEREAS, contemporaneous with the consummation of the transactions contemplated by the Securities Purchase Agreement, the Purchaser entered into that certain Second Amended and Restated Security Agreement, dated as of June 30, 2011, by and between the Company and the Purchaser (as amended, restated, supplemented or otherwise modified from time to time, the “Amended and Restated Security Agreement”);

WHEREAS, contemporaneous with the consummation of the transactions contemplated by the Securities Purchase Agreement, the Company and the Purchaser entered into that certain Second Amended and Restated Registration Rights Agreement, dated as of June 30, 2011 (the “Registration Rights Agreement”), pursuant to which the Company granted the Purchaser certain registration rights;

WHEREAS, the Purchaser has advanced to the Company certain funds, and in consideration of such advance the Company wishes to issue to Purchaser the August Debenture (as defined below) and the August Warrant (as defined below);

WHEREAS, the Company and Purchaser wish to amend the Securities Purchase Agreement to permit the Company to sell to Purchaser, upon the terms and conditions stated in this Amendment, (i) a 12% Senior Secured Debenture in the principal amount of $2,000,000 in the form set forth on Exhibit A hereto (as such debenture may be amended, restated, supplemented or otherwise modified from time to time, the “August Debenture”) and (ii) a Series E Warrant to purchase up to 8,000,000 shares of Common Stock of the Company in the form set forth on Exhibit B hereto (the “August Warrant”); and

WHEREAS, capitalized terms not defined herein shall have the meaning as set forth in the Securities Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           AMENDMENT OF SECURITIES PURCHASE AGREEMENT.  Section 1.1 of the Securities Purchase Agreement is hereby amended by adding the following clause (i):

“(i)           The Company may, from time to time, issue Additional Debentures and/or additional Series E Warrants to the Purchaser hereunder at additional closings (each of which shall be deemed to be a “Closing” for all purposes hereunder and the date of which shall be the “Closing Date” of such closings for all purposes hereunder); provided that such Additional Debentures shall not have an aggregate principal amount that exceeds $2,000,000and shall be issued pursuant to the terms of an amendment to this Agreement; and provided, further, that such additional Series E Warrants shall not provide the right to acquire in excess of 8,000,000 shares of Common Stock in the aggregate.  For purposes hereof, “Additional Debentures” shall mean 12% senior secured debentures in the form attached as Exhibit A to Amendment No. 1 to Securities Purchase Agreement dated as of August 8, 2011.”

2.           PURCHASE OF SECURITIES.  Pursuant to Section 1.1(i) of the Securities Purchase Agreement, subject to the satisfaction (or waiver) of the conditions set forth in this Amendment, on the Closing Date (as defined below), the Company shall issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company (i) the August Debenture and (ii) the August Warrant (collectively, the “Securities”).

2.1           Closing.  Upon confirmation that the conditions to closing specified in this Amendment have been satisfied or duly waived by the Purchaser or the Company, as applicable, the closing of the transactions contemplated hereby (the “Closing”) shall occur on August 8, 2011 or such other date as is mutually acceptable to the Purchaser and the Company (the ”Closing Date”).

2.2           Purchase Price. The purchase price for the Securities to be purchased by the Purchaser at the Closing shall be $2,000,000 (the “Purchase Price”) (which Purchase Price the Company acknowledges and agrees was advanced in full prior to the date hereof).

2.3           Closing Deliveries.  On the Closing Date, the Company shall deliver to the Purchaser the Securities, duly executed on behalf of the Company and registered in the name of the Purchaser or its designee.

2.4           Conditions to Closing.

(a)         The Company’s obligations to sell the Securities at the Closing is subject to the fulfillment to its satisfaction on or prior to the Closing Date of the conditions set forth in Article VI of the Securities Purchase Agreement.

(b)         The obligation of the Purchaser to purchase the Securities at the Closing is subject to the fulfillment to the Purchaser’s satisfaction on or prior to the Closing Date of the fulfillment to its satisfaction of each of the following conditions, and of which may be waived by the Purchaser:

(i)      Each condition set forth in Sections 5.1 and 5.2, of the Securities Purchase Agreement;

(ii)      Each condition set forth in Sections 5.3, 5.6 and 5.7 of the Securities Purchase Agreement;

(iii)     The Company shall have delivered the following agreements and documents:

(1)         the August Debenture in the form set forth on Exhibit A attached hereto;

(2)         a Series E Warrant to purchase 8,000,000 shares of Common Stock in the form set forth on Exhibit B attached hereto;

(3)         an opinion of counsel to the Company, dated the date of such Closing, in a form as shall be reasonably acceptable to counsel to the Purchaser; and

(4)         a certificate of an officer of the Company, dated such Closing Date, certifying (i) the fulfillment of the conditions specified in Section 2.4(b)(i) of this Amendment, (ii) the Board resolutions approving this Agreement and the transactions contemplated hereby, (iii) the articles of incorporation and bylaws of the Company, each as amended as of such Closing Date; (iv) the names of each officer and director of the Company as of such Closing Date; and (v) such other matters as the Purchaser shall reasonably request.

3.           APPLICABILITY OF REPRESENTATIONS AND WARRANTIES AND COVENANTS.  The Purchaser hereby agrees and affirms that each representation and warranty made in Article IV of the Agreement is true and correct as of the Closing Date.  The Company hereby agrees and affirms that each representation and warranty made in Article III of the Agreement is true and correct as of the Closing Date (and with respect to the August Debenture and August Warrant, as applicable).  The Company hereby covenants that each of the covenants contained in Articles VII and VIII of the Agreement shall be renewed as of the Closing Date and shall apply to the August Debenture and the August Warrant, as applicable.

4.           SECURED NATURE OF OBLIGATIONS; REGISTRATION RIGHTS.  The Company hereby agrees and confirms that all obligations under the August Debenture and under this Amendment shall constitute additional “Obligations” under the Amended and Restated Security Agreement.  The Company hereby agrees and confirms that all shares of Common Stock underlying the August Warrant constitute additional “Registrable Securities” under the Registration Rights Agreement.

5.           MISCELLANEOUS.  The Agreement shall be deemed amended to the extent set forth in this Amendment.  The Agreement, as amended by the Amendment, shall constitute one agreement.  All other terms and provisions shall remain in full force and effect and shall apply with respect to this Amendment and the Securities issued hereunder.  If there is any inconsistency with the terms of the Agreement and the Amendment, the terms of the Amendment shall govern over the Agreement.  This Amendment is intended to be a final expression of the parties’ agreement to amend the Agreement and is intended to be a complete and exclusive statement of their agreement and understanding with respect to such amendment.  This Amendment may be executed in accordance with Section 12.12 of the Securities Purchase Agreement.

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IN WITNESS WHEREOF, the Purchaser and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

COMPANY:

NET TALK.COM

By:	/s/ Anastasios Kyriakides
Name: Anastasios Kyriakides
Title: CEO and President

IN WITNESS WHEREOF, the Purchaser and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

PURCHASER:

VICIS CAPITAL MASTER FUND

By:	Vicis Capital, LLC, its investment advisor

By:	/s/ Keith W. Hughes
Name: Keith W. Hughes
Title: Chief Financial Officer